Leases	12 Months Ended
Apr. 30, 2020
Presentation Of Leases For Lessee [Abstract]
Leases
10.	Leases

Effective May 1, 2019, the Company adopted IFRS 16 using the modified retrospective approach and accordingly the information presented for the year ended April 30, 2019 has not been restated. Comparative amounts for the year ended April 30, 2019 remains as previously reported under IAS 17 and related interpretations.

10.	Leases – (cont’d)

On initial application, the Company has elected to record right-of-use assets based on the corresponding lease liabilities. Lease liabilities have been measured by discounting future lease payments at the incremental borrowing rate at May 1, 2019. The incremental borrowing rate applied was 8% per annum and represents the Company's best estimate of the rate of interest that it would expect to pay to borrow, on a collateralized basis, over a similar term, an amount equal to the lease payments in the current economic environment. On adoption of IFRS 16, the Company recognized lease liabilities in relation its head office in Canada and machinery in Mexico. Using a discount rate of 8%, the Company recognized additions to lease liabilities and right-of-use assets of $2,302. The right-of-use asset was amortized on a straight-line basis of $533 and there was a foreign exchange gain of $75. The following is a reconciliation of the changes in the lease liabilities:

	Starcore	Bernal	Total
Opening balance	$—	$—	$—
Lease liabilities recognized on adoption of IFRS 16	312	427	739
Additions	-	1,329	1,329
Lease accretion	23	66	89
Payments	(66)	(459)	(525)
Foreign exchange	-	68	68
Lease liabilities	$269	$1,431	$1,700